SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Home Loans, Countrywide Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        469,905,878.87    5.500000%     7,180,215.62  2,153,718.39    9,333,934.01       0.00      16.89
                        A2         20,857,727.46    5.500000%       318,708.46     95,597.17      414,305.63       0.00       0.75
                        PO            961,143.44    0.000000%           763.45          0.00          763.45       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,285,000.00    5.500000%             0.00     56,305.81       56,305.81       0.00       0.44
                        B1          4,914,000.00    5.500000%             0.00     22,522.32       22,522.32       0.00       0.18
                        B2          2,730,000.00    5.500000%             0.00     12,512.40       12,512.40       0.00       0.10
                        B3          2,730,000.00    5.500000%             0.00     12,512.40       12,512.40       0.00       0.10
                        B4          1,911,000.00    5.500000%             0.00      8,758.68        8,758.68       0.00       0.07
                        B5          1,365,470.27    5.500000%             0.00      6,258.07        6,258.07      -0.04       0.05
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        517,660,220.04     -            7,499,687.53  2,368,185.24    9,867,872.77      -0.04      18.57
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        462,725,663.25             16.89
                                A2         20,539,019.00              0.75
                                PO            960,379.99              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,285,000.00              0.44
                                B1          4,914,000.00              0.18
                                B2          2,730,000.00              0.10
                                B3          2,730,000.00              0.10
                                B4          1,911,000.00              0.07
                                B5          1,365,470.31              0.34
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        510,160,532.55             18.86
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    469,905,878.87     5.500000% 12667GB77    14.447346      4.333507    931.052539
                           A2     20,857,727.46     5.500000% 12667GB85    14.447346      4.333507    931.052539
                           PO        961,143.44     0.000000% 12667GB93     0.754076      0.000000    948.589281
Residual                   AR              0.00     5.500000% 12667GC27     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,285,000.00     5.500000% 12667GC35     0.000000      4.583297  1,000.000000
                           B1      4,914,000.00     5.500000% 12667GC43     0.000000      4.583297  1,000.000000
                           B2      2,730,000.00     5.500000% 12667GC50     0.000000      4.583297  1,000.000000
                           B3      2,730,000.00     5.500000% 12667GB44     0.000000      4.583297  1,000.000000
                           B4      1,911,000.00     5.500000% 12667GB51     0.000000      4.583297  1,000.000000
                           B5      1,365,470.27     5.500000% 12667GB69     0.000000      4.583083    999.999760
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     517,660,220.04       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       510,160,532.55   510,160,532.55
Loan count                   2568             2568
Avg loan rate           6.140767%             6.14
Prepay amount        7,499,705.18     7,499,705.18

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       103,047.86       103,047.86
Sub servicer fees      169,093.44       169,093.44
Trustee fees             3,882.45         3,882.45


Agg advances                  N/A              N/A
Adv this period         41,776.54        41,776.54

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.989866%           100.000000%            491,724,749.77
   -----------------------------------------------------------------------------
   Junior            5.010134%             0.000000%             25,935,470.31
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          24                 5,543,993.51
60 to 89 days                           8                 1,349,906.27
90 or more                              5                 1,192,212.80
Foreclosure                             0                         0.00

Totals:                                37                 8,086,112.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,867,872.77          9,867,872.77
Principal remittance amount            7,499,687.53          7,499,687.53
Interest remittance amount             2,368,185.24          2,368,185.24